SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                          COMMISSION FILE NO. 333-80429

                             INVVISION CAPITAL, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

              Texas                                             75-2823489
   --------------------------------                         ------------------
   (State or other jurisdiction of                         (I.R.S. Employer
   incorporation or organization)                           Identification No.)

              2515 Tarpley Road, Suite 100, Carrollton, Texas       75006
            ---------------------------------------------------   -----------
             (Address of Principal Executive Offices)             (Zip Code)


         INVVISION CAPITAL, INC. EMPLOYEE BENEFIT AND STOCK OPTION PLAN
         --------------------------------------------------------------
                            (Full title of the plan)

                                  C. Joe Smith
                             INVVISION CAPITAL, INC.
                                    Suite 100
                             Carrollton, Texas 75006
                             -----------------------
                     (Name and address of agent for service)

                                 (214) 390-0801
                                 --------------
          (Telephone number, including area code, of agent for service)


                         Calculation of Registration Fee
--------------------------------------------------------------------------------
                                Proposed          Proposed
  Title of        Amount        maximum           maximum           Amount of
 securities to      to be       offering price    aggregate         registration
 be registered    registered    per unit          offering price    fee
 -------------    ----------    --------------    --------------    ------------

 Common Stock     2,000,000     Published         Published         $492.42(1)
 No Par Value     Shares        Bid Price         Bid Price
                                $0.30(2)          $ 600,000

Notes to Table:
--------------

(1)      2,000,000 shares x $0.30 (Bid Price) = $600,000
         $600,000 x 1% x 1/33 = $181.82

(2) Estimated solely for the purpose of calculating the registration fee based on the average of the high and low prices of the Common Stock of the Company on the NASDAQ Over-The-Counter Bulletin Board Exchange on May 4, 2001.

                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT
                 ----------------------------------------------

ITEM 3.     INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following material is incorporated herein by reference:

          (a) The Form SB-1 of the Company filed on June 10, 1999, and last amended on January 18, 2000.

          (b) The Annual Report on Form 10-KSB of the Company for the period ending December 31, 2000.

          (c) The Quarterly Report on Form 10-QSB of the Company for the period ending September 30, 2000.

          (d) The Quarterly Report on Form 10-QSB of the Company for the period ending June 30, 2000.

          (e) The Quarterly Report on Form 10-QSB of the Company for the period ending March 31, 2000.

          (f) All reports or other documents filed pursuant to Sections 13, 14, and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") subsequent to the date of the Registration Statement, in each case filed by the Company prior to the termination of the offering of the securities offered hereby, shall be deemed to be a part hereof from the date of the filing of such reports and documents. Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for the purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document, which also is or is deemed to be incorporated herein by reference, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.


ITEM 4.     DESCRIPTION OF SECURITIES.

         No answer to this item is required because the class of securities to be offered is registered under Section 12 of the Exchange Act.


ITEM 5.     INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.


ITEM 6.     INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Company's Bylaws limit the liability of its directors to the maximum extent permitted by Nevada law. Thus, the directors of the Company are not personally liable for monetary damages for any action taken, or any failure to take any action, unless the director has breached or failed to perform the duties of his office and the breach or failure to perform constitutes self-dealing, willful misconduct, or recklessness. Such limitation does not apply to any responsibility of liability pursuant to criminal statute or liability for the payment of taxes pursuant to local, state, or federal law. In addition, the Company's Bylaws authorize the Company to maintain liability insurance for its directors and officers.

         At present, there is no pending litigation or proceeding, and the Company is not aware of any threatened litigation or proceeding, involving any director, officer, employee, or agent where indemnification will be required or permitted under the Company's Bylaws.


ITEM 7.     EXEMPTION FROM REGISTRATION CLAIMED.

         No answer to this item is required because no restricted securities are to be reoffered or resold pursuant to this Registration Statement.


ITEM 8.     EXHIBITS.

          (1)  INVVISION CAPITAL, INC. Employee Benefit and Stock Option Plan.

          (2)  Opinion of T. Alan Owen, Attorney at Law.

          (3)  Consent of T. Alan Owen

          (4)  Power of Attorney (see page 5 of this Registration Statement)


ITEM 9.     UNDERTAKINGS.

         The registrant hereby undertakes:

         (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

         (b) that for purposes of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offer thereof; and

         (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         The undersigned registrant hereby further undertakes that, for purposes of determining any liability under the Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing or an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         The undersigned registrant hereby further undertakes that, insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers, and controlling persons of the registrant, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Carrollton, Texas, on May 4, 2001.



                                    INVVISION CAPITAL, INC.,
                                    a Nevada corporation



                                    By:  /s/  Edward P. Rea
                                        ----------------------------------------
                                          Edward P. Rea, President

                                    Date: May 4, 2001



                                    By:  /s/  C. Joe Smith
                                         ---------------------------------------
                                          C. Joe Smith, Executive Vice President

                                    Date: May 4, 2001



                                    By:  /s/  Hulene Works
                                    --------------------------------------------
                                          Hulene Works, Secretary

                                    Date: May 4, 2001

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Edward P. Rea as such person's true and lawful attorney-in-fact and agent, with full power of substitution, for such person, and in such person's name, place, and stead, in any and all capacities, to sign any and all amendments or post-effective amendments to this Registration Statement, and to file the same with the Securities and Exchange Commission, granting unto said attorney-in- fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


                                    INVVISION CAPITAL, INC.,
                                    a Nevada corporation


                                    /s/  Edward P. Rea
                                    --------------------------------------
                                    Edward P. Rea, President
                                    Date: May 4, 2001


                                    /s/  C. Joe Smith
                                    --------------------------------------
                                    C. Joe Smith, Executive Vice President
                                    Date: May 4, 2000


                                    /s/  Hulene Works
                                    --------------------------------------
                                    Hulene Works, Secretary
                                    Date: May 4, 2000



STATE OF TEXAS                      )
                                    )
COUNTY OF DALLAS                    )

         BEFORE ME, the undersigned authority, on this day personally appeared Edward P. Rea, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this 4th day of May, 2001.


                                     /s/  Pam Hinkle
                                     -------------------------------------------
                                          Pam Hinkle
                                     Notary Public in and for the State of Texas

My Commission Expires:

1-20-02
-----------------------

STATE OF TEXAS                      )
                                    )
COUNTY OF DALLAS                    )

         BEFORE ME, the undersigned  authority,  on this day personally appeared
C. Joe Smith, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this 4th day of May, 2001.


                                     /s/  Pam Hinkle
                                     -------------------------------------------
                                          Pam Hinkle
                                     Notary Public in and for the State of Texas

My Commission Expires:

1-20-02
-----------------------




STATE OF TEXAS                      )
                                    )
COUNTY OF DALLAS                    )

         BEFORE ME, the undersigned authority, on this day personally appeared Hulene Works, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this 4th day of May, 2001.


                                     /s/  Pam Hinkle
                                     -------------------------------------------
                                          Pam Hinkle
                                     Notary Public in and for the State of Texas

My Commission Expires:

1-20-02
-----------------------

                                  EXHIBIT INDEX

                    (PURSUANT TO ITEM 601 OF REGULATION S-K)




                              EXHIBIT NO. EXHIBIT

          (1)  INVVISION CAPITAL, INC. Employee Benefit and Stock Option Plan.

          (2)  Opinion of T. Alan Owen, Attorney at Law.

          (3) Consent of T. Alan Owen (included in opinion letter filed as Exhibit 2)

          (4)  Power of Attorney

               UNANIMOUS CONSENT OF BOARD OF DIRECTORS IN LIEU OF

                    SPECIAL MEETING OF THE BOARD OF DIRECTORS

                                       OF

                             INVVISION CAPITAL, INC.


         The undersigned, being all of the directors of INVVISION CAPITAL, INC., a Nevada corporation (the "Corporation"), hereby take the following corporate action and adopt the following resolutions, which corporate action and resolutions shall have the same force and effect as a unanimous vote of all of the directors of the Corporation at a formal special meeting of the Board of Directors of said Corporation:

                  RESOLVED, it has been determined that it is desirable and in the best interest of the Corporation to create an Employee Benefit and Stock Option Plan (the 'Plan') and file a Form S-8 Registration Statement with the Securities and Exchange Commission, with such Plan authorizing up to 2,000,000 shares of the common stock of the Corporation to be issued to employees and agents of the Corporation over the term of the Plan, with a maximum issuance of 300,000 shares of common stock per year; and

                  FURTHER RESOLVED, that the President of the Corporation (the "Authorized Officer") is hereby authorized, empowered, and directed on behalf of the Corporation to execute and deliver, on behalf of the Corporation, any and all documents, necessary to accomplish the creation of the Plan and the filing of the Form S-8 with the Securities and Exchange Commission; and

                  FURTHER RESOLVED, that the Authorized Officer of the Corporation be, and is hereby, authorized, empowered, and directed to take such other and further action and to execute, acknowledge, and deliver such other and further instruments, documents, and assurances as he, in his sole and absolute discretion, may deem desirable and appropriate to consummate the transactions authorized by these resolutions and to effectuate the purposes of these resolutions; and


UNANIMOUS CONSENT OF DIRECTORS --- Page 1
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


                  FURTHER RESOLVED, that any and all acts or actions heretofore taken by the Authorized Officer of the Corporation, on behalf of the Corporation, in connection with the transactions contemplated by these resolutions, be, and the same hereby are, ratified and confirmed as the acts and deeds of the Corporation; and

                  FURTHER RESOLVED, that the Secretary of the Corporation is hereby authorized, empowered, and directed to furnish copies, certified true and correct by the Secretary, to any party requesting evidence of these resolutions; and

                  FURTHER RESOLVED, that the officers referred to in the foregoing resolutions are as follows:

                           Edward P. Rea               President
                           Hulene Works                Secretary

                  FURTHER RESOLVED, that any party to whom a certificate hereof is furnished, is requested to rely upon these resolutions until receipt by it of written notice of any change therein.

         DATED to be effective as of the 4th day of May, 2001.

                                                  /s/ Edward P. Rea
                                                  -----------------------------
                                                      Edward P. Rea, Director

                                                  /s/ John Edward Rea
                                                  -----------------------------
                                                      John Edward Rea, Director

                                                  /s/ C. Joe Smith
                                                  -----------------------------
                                                      C. Joe Smith, Director



UNANIMOUS CONSENT OF DIRECTORS --- Page 2
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